LEGAL SETTLEMENTS, ACQUISITION AND RESTRUCTURING EXPENSES	0 Months Ended
Jun. 30, 2011
Legal Settlements Impairment Restructuring And Acquisition Costs [Abstract]
Legal Settlements, Impairment, Restructuring and Acquisition Costs
NOTE 13 – Legal settlements, acquisition and restructuring expenses and impairment:

Legal settlements, acquisition and restructuring expenses and impairment consisted of the following:

	Three months ended		Six months ended
	June 30,		June 30,

	U.S. $ in millions		U.S. $ in millions
	2011	2010	2011	2010
Legal settlements and reserves	$221	$(23)	$217	$(6)
Restructuring expenses	39	11	60	13
Acquisition expenses	9	0	10	15
Impairment of long-lived assets	3	3	14	3

Total	$272	$(9)	$301	$25

On May 31, 2011, Teva announced that it had reached a settlement with Pfizer Inc. of patent litigation related to generic versions of Pfizer's Neurontin® (gabapentin) capsules and tablets sold by Teva and its subsidiary IVAX Pharmaceuticals. The settlement between the parties provides for a full release of Teva and its subsidiaries, and a one-time payment to Pfizer, which was made in the second quarter. The financial terms of the settlement are confidential.

On July 20, 2011, Teva signed a settlement agreement with Novartis regarding patent litigation related to amlodipine/benazepril (Lotrel®).  The settlement provides for a full release for past sales and a royalty-free license for future sales of all strengths. The financial terms of the settlement are confidential. During the second quarter of 2011, Teva established a provision fully covering the settlement.

Teva has reached a settlement in principle with the plaintiffs in approximately one-third of the propofol product liability cases where hepatitis C infection was alleged, and has established a provision in the financial statements covering both the settlement and the estimated cost of the remainder of these cases.